UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2006
MSW Energy Holdings LLC
MSW Energy Finance Co., Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0001261679	14-1873119
Delaware	0001261680	20-0047886
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004
(Address of principal executive offices)		(Zip Code)
(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 14, 2006, MSW Energy Holdings LLC (“MSW Energy Holdings”) and MSW Energy Finance Co., Inc. (“MSW Finance”) filed with the Securities and Exchange Commission their Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “Form 10-K”). This 8-K contains supplemental financial information concerning MSW Energy Holdings and MSW Finance not included in the 10-K, including certain non-GAAP financial information identified herein.
     The information in this Form 8-K is furnished pursuant to Item 8.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
     MSW Energy Holdings, a Delaware limited liability company formed in March 2003, was organized for the purpose of acquiring and holding a 50% interest in Covanta Ref-Fuel Holdings LLC (“Covanta Ref-Fuel”), formerly known as Ref-Fuel Holdings LLC, from Duke Energy Corporation. The initial acquisition of Covanta Ref-Fuel was completed on June 30, 2003 and the second acquisition occurred on September 30, 2005. In order to partially fund this acquisition, MSW Energy Holdings issued $200 million aggregate principal amount of 8 1/2% senior secured notes due September 1, 2010 (“Senior Notes”).
     The indenture under which MSW Energy Holdings’ Senior Notes were issued requires, among other things, but subject to certain exceptions, that any restricted payments are not permitted unless certain ratio covenants based on MSW Energy Holdings’ last twelve months proportionate ownership of Covanta Ref-Fuel have been met. The proportionate adjusted data is presented, including proportionate interest expense and proportionate adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) because these measures are used in the calculation of covenant compliance under such indenture governing the Senior Notes.
     These measures which are included in the following tables are unaudited measures which are not prepared in accordance with US generally accepted accounting principles (“GAAP”). They are not intended to supplant the information provided in accordance with GAAP. Furthermore, these measures may not be comparable to those used by other companies. Accordingly, a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, operating cash flows, is included. In addition, the ratio of proportionate interest expense to Adjusted EBITDA is an interest coverage ratio under the indenture with respect to which MSW Energy Holdings is not aware of a directly comparable GAAP measure. Accordingly, readers are directed to the computation of proportionate interests and the reconciliation of Adjusted EBITDA to operating cash flows presented below for a reconciliation of such ratio to its GAAP components. The following tables should be read in conjunction with the MSW Energy Holdings’ historical financial statements and related notes contained in the Form 10-K. The information is being presented for informational purposes only, as it represents the covenant calculation under the Senior Notes.

     Additionally, as required under the indenture, the activity of Covanta Ref-Fuel is separate from MSW Energy Holdings’ incremental activity in the following calculations (unaudited, in thousands of dollars):

	Combined Year Ended
	December 31, 2005
Proportionate Adjusted EBITDA (1)	$133,046
Proportionate interest expense (2)	40,453
Ratio of proportionate Adjusted EBITDA to proportionate interest expense (3)	3.3	x

(1)	Proportionate Adjusted EBITDA is defined under the indenture as MSW Energy Holdings’ ownership percentage of Covanta Ref-Fuel times Covanta Ref-Fuel’s Adjusted EBITDA. Adjusted EBITDA for Covanta Ref-Fuel (as calculated below) is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of operating performance or any other measures of performance derived in accordance with GAAP. Proportionate Adjusted EBITDA for the combined Year Ended December 31, 2005 is calculated by adding the periods from June 25, through December 31, 2005 and January 1, through June 24, 2005. (unaudited, dollars in thousands):

	The Period from	The Period from
	June 25, Through	January 1, Through	Combined Year Ended
	December 31, 2005	June 24, 2005	December 31, 2005
Covanta Ref-Fuel:
Net Income	$67,503	$7,272	$74,775
Income taxes	481	(39)	442
Net interest expense on intermediate debt	6,259	6,645	12,904

Operating income	74,243	13,878	88,121
One time charges for Acquisition	—	30,192	30,192
Interest on Project Debt	15,074	13,964	29,038
Depreciation and amortization	58,907	57,032	115,939
Loss on retirements	(381)	519	138

EBITDA	147,843	115,585	263,428
Energy contract levelization *	2,068	692	2,760
Amortization of lease intangible	1,497	(1,593)	(96)

Adjusted EBITDA	$151,408	$114,684	$266,092

MSW Energy Holdings percentage ownership			50.0%

Proportionate Adjusted EBITDA			$
			133,046

(2)	Proportionate interest expense is defined under the indenture as the percentage ownership of the interest expense for Covanta Ref-Fuel plus 100% of incremental MSW Energy Holdings’ interest expense.

     The following table reconciles MSW Energy Holdings proportionate interest expense (unaudited, dollars in thousands):

Combined Year Ended
December 31, 2005
Covanta Ref-Fuel interest expense	$47,394
MSW Energy Holdings ownership percentage	50.0%

Covanta Ref-Fuel proportionate interest expense	23,697
MSW Energy Holdings incremental interest expense	16,756

MSW Energy Holdings proportionate interest expense	$40,453

(3)	Proportionate Adjusted EBITDA to proportionate interest expense is defined under the indenture as the quotient of proportionate Adjusted EBITDA divided by proportionate interest expense.
* The levelization of the energy contract relates to the accounting of a long-term power contract, the revenue under which is being recognized in accordance with Emerging Issues Task Force (“EITF”) Issues 96-17 “Revenue Recognition under Long-Term Power Sales Contracts That Contain Both Fixed and Variable Pricing Terms.” EITF 96-17 requires that MSW Energy Holding recognizes power revenues under these contracts as the lesser of (a) amounts billable under the respective contracts; or (b) an amount determinable by the kilowatt hours made available during the period multiplied by the estimated average revenue per kilowatt hour over the term of the contract. The determination of the lesser amount is to be made annually based on the cumulative amounts that would have been recognized had each method been applied consistently from the beginning of the contract. The difference between the amount billed and the amount recognized is included in other long-term liabilities.
A reconciliation of Covanta Ref-Fuel’s Adjusted EBITDA to operating cash flow is provided below, as operating cash flows represent the most comparable GAAP measure of liquidity (unaudited, dollars in thousands).

	The Period from	The Period from
	June 25, Through	January 1, Through
	December 31, 2005	June 24, 2005
Adjusted EBITDA	$151,408	$114,684
Amortization of debt	(7,462)	(5,854)
Deferred taxes	(447)	2,576
Interest expense	(22,217)	(21,542)
Interest income	884	933
Deferred revenue	(64)	(15)
Cash paid for one time charges	—	(30,192)
Changes in assets and liabilities:
Accounts receivable, net	5,610	(5,090)
Prepaid expenses and other current assets	(1,999)	10,308
Other long-term assets	942	(15,225)
Accounts payable and other current liabilities	19,929	(4,323)
Accrued interest payable	(16,765)	5,849
Other long-term liabilities	6,522	(3,914)

Cash provided by operating activities	$136,341	$48,195

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 14, 2006
MSW ENERGY HOLDINGS LLC (Registrant)

By:	/s/ ANTHONY J. ORLANDO
Name:	Anthony J. Orlando
Title:	President

MSW ENERGY FINANCE CO., INC. (Registrant)

By:	/s/ ANTHONY J. ORLANDO
Name:	Anthony J. Orlando
Title:	President